UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21189

PIMCO New York Municipal Income Fund III

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna—1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

Item 1. REPORT TO SHAREHOLDERS

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund III

PIMCO New York Municipal Income Fund III

Semi-Annual Report

March 31, 2014

2 – 3	Letter from the Chairman of the Board & President
4	Fund Insights
5 – 7	Performance & Statistics
8 – 23	Schedules of Investments
24	Statements of Assets and Liabilities
25	Statements of Operations
26 – 27	Statements of Changes in Net Assets
28 – 38	Notes to Financial Statements
39 – 41	Financial Highlights
42	Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures/Corporate Changes
43 – 49	Matters Relating to the Trustees’ Consideration of the Proposed Investment Management Agreement

Letter from the Chairman of the Board &

President

Hans W. Kertess

Chairman

Julian Sluyters

President & CEO

Dear Shareholder:

After a weak first half of the reporting period, municipal bonds rallied and produced solid results during the fiscal six months ended March 31, 2014. US Treasury yields fluctuated but ultimately moved higher as the US economy continued to expand and the Federal Reserve (the “Fed”) clarified its timeline for asset purchase tapering. Investor demand for municipal securities strengthened due to improving fundamentals and attractive valuations.

Six-Month Period in Review

For the six-month fiscal period ended March 31, 2014, PIMCO Municipal Income III returned 10.24% on net asset value (“NAV”) and 10.46% on market price.

For the six-month fiscal period ended March 31, 2014, PIMCO California Municipal Income III returned 9.05% on NAV and 10.74% on market price.

For the six-month fiscal period ended March 31, 2014, PIMCO New York Municipal Income III returned 7.54% on NAV and 3.16% on market price.

The Barclays Municipal Bond Index gained 3.65% while the broad taxable bond market, as represented by the Barclays US Aggregate Bond Index, returned 1.70% during the reporting period.

The US economy continued to grow during the reporting period, albeit at a less robust pace. According to the US Commerce Department, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.6% annual pace during the fourth quarter. Moderating growth was attributed to a number of factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The Fed maintained an accommodative monetary policy during the reporting period. The central bank did, however, announce that it would begin tapering its monthly asset purchase program beginning in January 2014 during its December 2013 meeting. At its meetings in both January and March 2014, the Fed announced that it would further taper its asset purchases. However, the Fed repeated that it would not raise interest rates in the near future, saying in March that it expected to maintain “the current target range for the federal funds rate for a considerable time

2	Semi-Annual Report	| March 31, 2014

after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2% longer-run goal.”

Outlook

The US economy has been resilient and we believe has overcome the headwinds associated with higher taxes, rising interest rates and severe winter weather. We continue to expect US economic growth will be above-trend in 2014 due, in part, to the fact that fiscal policy

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will be less of a drag than it was last year.

While we are prepared for the Fed to start raising benchmark interest rates in 2015, we think policymakers will remain behind the curve on monetary normalization. Several factors support this view, including: the modest pace of the labor recovery, the lack of inflation pressure, the need to support the deleveraging process, the risk of a bond market crash if rates were to normalize too quickly, and constrained fiscal policy and political pressure.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us. We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman of the Board of Trustees	President & Chief Executive Officer

March 31, 2014 |	Semi-Annual Report	3

Fund Insights

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

For the six-month fiscal period ended March 31, 2014, PIMCO Municipal Income III (“Municipal III”) returned 10.24% on net asset value (“NAV”) and 10.46% on market price.

For the six-month fiscal period ended March 31, 2014, PIMCO California Municipal Income III (“California Municipal III”) returned 9.05% on NAV and 10.74% on market price.

For the six-month fiscal period ended March 31, 2014, PIMCO New York Municipal Income III (“New York Municipal III”) returned 7.54% on NAV and 3.16% on market price.

The municipal bond market overcame a challenging start and generated positive results during the six-month reporting period ended March 31, 2014. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), was relatively flat for the first half of the reporting period, as it returned 0.32%. Impacting the municipal market were rising interest rates, as well as generally weak demand given concerns over the city of Detroit’s bankruptcy filing and credit issues in Puerto Rico. However, the municipal bond market then strengthened and gained 3.32% over the second half of the reporting period. This turnaround was due to several factors, including improving fundamentals, attractive valuations and falling interest rates. In addition, investor demand improved, while new municipal supply fell sharply over the first three months of 2014. All told, the Index gained 3.65% during the six-month reporting period. In comparison, the overall taxable fixed income market, as measured by the Barclays US Aggregate Bond Index, gained 1.70%.

Overweight duration relative to the Index contributed to the performance of all three Funds as municipal yields declined during the six-months ended March 31, 2014. All three Funds’ overweighting to the Health Care sector was rewarded as it outperformed the Index. Municipal III’s and New York Municipal III’s overweighting to the Industrial Revenue sector was beneficial for results as it outperformed the Index. Municipal III’s and California Municipal III’s overweighting to the Revenue-Backed sector contributed to results as it outperformed the Index. New York Municipal III’s and California Municipal III’s overweighting to Tobacco sector was beneficial as it outperformed the Index.

Municipal III’s and California Municipal III’s underweighting to the Transportation and Lease-Backed sectors detracted from performance as they outperformed the Index. Municipal III’s underweighting to the Education sector was a negative for results given its outperformance versus the Index. New York Municipal III’s overweighting to the Special Tax sector detracted from results given its underperformance versus the Index. New York Municipal III’s underweighting to the Water and Sewer sector was a negative for results due to its outperformance versus the Index.

4	Semi-Annual Report	| March 31, 2014

Performance & Statistics

PIMCO Municipal Income Fund III

March 31, 2014 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	10.46%	10.24%
1 Year	-2.54%	-0.58%
5 Year	13.65%	14.61%
10 Year	4.57%	4.08%
Commencement of Operations (10/31/02) to 3/31/14	4.62%	4.48%

Market Price/NAV Performance:

Commencement of Operations (10/31/02) to 3/31/14

Market Price/NAV:
Market Price	$11.07
NAV	$10.11
Premium to NAV	9.50%
Market Price Yield(2)	6.28%
Leverage Ratio(3)	39.80%

Moody’s Rating

(as a % of total investments)

March 31, 2014 |	Semi-Annual Report	5

Performance & Statistics

PIMCO California Municipal Income Fund III

March 31, 2014 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	10.74%	9.05%
1 Year	-2.87%	0.23%
5 Year	13.64%	13.83%
10 Year	3.57%	3.25%
Commencement of Operations (10/31/02) to 3/31/14	3.43%	3.53%

Market Price/NAV Performance:

Commencement of Operations (10/31/02) to 3/31/14

Market Price/NAV:
Market Price	$9.97
NAV	$9.53
Premium to NAV	4.62%
Market Price Yield(2)	7.22%
Leverage Ratio(3)	43.00%

Moody’s Rating

(as a % of total investments)

6	Semi-Annual Report	| March 31, 2014

Performance & Statistics

PIMCO New York Municipal Income Fund III

March 31, 2014 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	3.16%	7.54%
1 Year	-2.06%	-0.30%
5 Year	10.73%	10.19%
10 Year	1.87%	1.46%
Commencement of Operations (10/31/02) to 3/31/14	2.23%	2.20%

Market Price/NAV Performance:

Commencement of Operations (10/31/02) to 3/31/14

Market Price/NAV:
Market Price	$9.25
NAV	$8.82
Premium to NAV	4.88%
Market Price Yield(2)	6.81%
Leverage Ratio(3)	42.57%

Moody’s Rating

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at March 31, 2014.

(3) Represents Floating Rate Notes issued in tender option bond transactions and Preferred Shares outstanding (collectively “Leverage”), as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

March 31, 2014 |	Semi-Annual Report	7

Schedule of Investments

PIMCO Municipal Income Fund III

March 31, 2014 (unaudited)

Principal Amount (000s)		Value
Municipal Bonds & Notes – 93.4%
	Alabama – 9.5%
$500	Birmingham Special Care Facs. Financing Auth. Rev., Childrens Hospital, 6.00%, 6/1/39 (AGC)	$559,780
9,000	Birmingham-Baptist Medical Centers Special Care Facs. Financing Auth. Rev., Baptist Health Systems, Inc., 5.00%, 11/15/30, Ser. A	9,009,180
	Jefferson Cnty. Sewer Rev.,
53,000	zero coupon, 10/1/50, Ser. F (i)	27,878,530
12,000	6.50%, 10/1/53, Ser. D	12,434,040
1,000	State Docks Department Rev., 6.00%, 10/1/40	1,121,290
		51,002,820
	Arizona – 6.7%
	Health Facs. Auth. Rev.,
1,250	Banner Health, 5.00%, 1/1/35, Ser. A	1,282,062
900	Banner Health, 5.50%, 1/1/38, Ser. D	954,162
2,250	Beatitudes Campus Project, 5.20%, 10/1/37	1,916,887
	Pima Cnty. Industrial Dev. Auth. Rev.,
13,000	5.00%, 9/1/39 (h)	13,244,270
750	Tucson Electric Power Co., 5.25%, 10/1/40, Ser. A	769,478
5,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/39, Ser. A (h)	5,331,750
11,600	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	12,281,384
		35,779,993
	California – 19.1%
	Bay Area Toll Auth. Rev., San Francisco Bay Area,
1,500	5.00%, 10/1/29	1,636,065
500	5.00%, 4/1/34, Ser. F-1	536,600
3,260	5.00%, 10/1/42	3,414,426
12,000	5.25%, 4/1/53, Ser. S-4	12,741,720
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1,
2,630	4.50%, 6/1/27	2,278,632
3,600	5.125%, 6/1/47	2,665,080
11,120	5.75%, 6/1/47	8,999,861
	Health Facs. Financing Auth. Rev.,
2,500	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	2,765,375
600	Sutter Health, 5.00%, 11/15/42, Ser. A (IBC-NPFGC)	613,992
4,390	Sutter Health, 5.00%, 8/15/52, Ser. A	4,545,845
1,500	Sutter Health, 6.00%, 8/15/42, Ser. B	1,710,450
3,350	Indian Wells Redev. Agcy., Tax Allocation, Whitewater Project, 4.75%, 9/1/34, Ser. A (AMBAC)	3,105,952
130	Los Angeles Unified School Dist., GO, 5.00%, 7/1/30, Ser. E (AMBAC)	136,997
2,000	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	2,525,420
1,445	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	1,623,645
1,250	Palomar Pomerado Health, CP, 6.75%, 11/1/39	1,292,013
1,600	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,679,920
	State, GO,
5,000	5.00%, 6/1/37	5,282,200
5,300	5.00%, 12/1/37	5,643,864
1,350	5.25%, 3/1/38	1,454,544

8	Semi-Annual Report	| March 31, 2014

Schedule of Investments

PIMCO Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	California (continued)
$ 1,300	5.25%, 11/1/40	$1,435,811
3,200	5.50%, 3/1/40	3,546,176
2,500	5.75%, 4/1/31	2,891,975
5,000	6.00%, 4/1/38	5,738,400
	Statewide Communities Dev. Auth. Rev.,
1,000	American Baptist Homes West, 6.25%, 10/1/39	1,044,770
1,635	California Baptist Univ., 5.75%, 11/1/17, Ser. B (a)(b)(d)(j) (acquisition cost-$1,635,000; purchased 6/22/07)	1,783,507
2,580	Methodist Hospital Project, 6.625%, 8/1/29 (FHA)	3,039,988
9,200	Methodist Hospital Project, 6.75%, 2/1/38 (FHA)	10,802,364
3,000	Trinity Health, 5.00%, 12/1/41	3,119,760
6,200	Tobacco Securitization Auth. of Southern California Rev., 5.00%, 6/1/37, Ser. A-1	4,741,512
		102,796,864
	Colorado – 0.7%
	Health Facs. Auth. Rev., Ser. A,
500	Evangelical Lutheran, 6.125%, 6/1/38 (Pre-refunded @ $100, 6/1/14) (c)	504,810
2,000	Sisters of Charity of Leavenworth Health System, 5.00%, 1/1/40	2,062,240
500	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	633,870
500	Regional Transportation Dist. Rev., Denver Transportation Partners, 6.00%, 1/15/34	529,395
		3,730,315
	Connecticut – 0.3%
1,250	Harbor Point Infrastructure Improvement Dist., Tax Allocation, 7.875%, 4/1/39, Ser. A	1,396,488
	District of Columbia – 2.1%
10,000	Water & Sewer Auth. Rev., 5.50%, 10/1/39, Ser. A (h)	11,057,100
	Florida – 3.2%
3,480	Brevard Cnty. Health Facs. Auth. Rev., Health First, Inc. Project, 5.00%, 4/1/34	3,518,767
500	Broward Cnty. Airport System Rev., 5.375%, 10/1/29, Ser. O	552,275
4,500	Broward Cnty. Water & Sewer Utility Rev., 5.25%, 10/1/34, Ser. A (h)	5,008,815
3,000	Cape Coral Water & Sewer Rev., 5.00%, 10/1/41 (AGM)	3,125,520
350	Dev. Finance Corp. Rev., Renaissance Charter School, 6.50%, 6/15/21, Ser. A	364,634
4,200	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (h)	4,551,204
		17,121,215
	Georgia – 0.3%
1,750	Fulton Cnty. Residential Care Facs. for the Elderly Auth. Rev., Lenbrook Project, 5.125%, 7/1/42, Ser. A	1,504,633
400	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	370,152
		1,874,785
	Hawaii – 0.3%
1,500	Hawaii Pacific Health Rev., 5.50%, 7/1/40, Ser. A	1,595,025
	Illinois – 2.4%
	Finance Auth. Rev.,
1,000	Leafs Hockey Club Project, 5.875%, 3/1/27, Ser. A (b)(e)	340,000
625	Leafs Hockey Club Project, 6.00%, 3/1/37, Ser. A (b)(e)	212,500
400	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	460,292
1,000	Swedish Covenant Hospital, 6.00%, 8/15/38, Ser. A	1,054,390
5,000	Univ. of Chicago, 5.50%, 7/1/37, Ser. B (h)	5,566,150
5,000	State Toll Highway Auth. Rev., 5.50%, 1/1/33, Ser. B	5,340,550
		12,973,882

March 31, 2014 |	Semi-Annual Report	9

Schedule of Investments

PIMCO Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Indiana – 1.0%
	Portage, Tax Allocation, Ameriplex Project,
$ 1,000	5.00%, 7/15/23	$1,005,710
775	5.00%, 1/15/27	766,297
2,800	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 7.50%, 9/1/22	3,349,584
		5,121,591
	Iowa – 0.5%
	Finance Auth. Rev.,
76	Deerfield Retirement Community, Inc., 2.00%, 5/15/56, Ser. B	756
3,000	Fertilizer Company Project, 5.25%, 12/1/25	2,913,240
		2,913,996
	Kentucky – 0.4%
2,000	Economic Dev. Finance Auth. Rev., Owensboro Medical Healthcare Systems, 6.375%, 6/1/40, Ser. A	2,144,120
	Louisiana – 1.3%
	Local Gov’t Environmental Facs. & Community Dev. Auth Rev.,
400	Westlake Chemical Corp., 6.50%, 11/1/35, Ser. A-2	439,604
1,500	Woman’s Hospital Foundation, 5.875%, 10/1/40, Ser. A	1,595,070
1,000	Woman’s Hospital Foundation, 6.00%, 10/1/44, Ser. A	1,067,430
	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project,
1,700	5.50%, 5/15/47, Ser. B	1,728,560
2,000	6.50%, 5/15/37	2,181,400
		7,012,064
	Maryland – 0.8%
1,000	Economic Dev. Corp. Rev., 5.75%, 6/1/35, Ser. B	1,029,710
	Health & Higher Educational Facs. Auth. Rev.,
1,500	Calvert Health System, 5.50%, 7/1/36 (Pre-refunded @ $100, 7/1/14) (c)	1,519,605
700	Charlestown Community, 6.25%, 1/1/41	744,156
1,000	Lifebridge Health, 6.00%, 7/1/41	1,125,980
		4,419,451
	Massachusetts – 1.4%
	Dev. Finance Agcy. Rev.,
295	Adventcare Project, 7.625%, 10/15/37	320,423
140	Linden Ponds, Inc. Fac., zero coupon, 11/15/56, Ser. B (b)	889
529	Linden Ponds, Inc. Fac., 6.25%, 11/15/39, Ser. A-1	444,630
4,910	Housing Finance Agcy. Rev., 5.125%, 6/1/43, Ser. H	4,910,687
1,600	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	1,763,280
		7,439,909
	Michigan – 0.9%
1,500	Detroit, GO, 5.25%, 11/1/35	1,533,390
1,500	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital, 8.25%, 9/1/39	1,825,125
1,300	State Univ. Rev., 6.173%, 2/15/50, Ser. A	1,452,204
		4,810,719
	Missouri – 0.1%
250	Jennings Rev., Northland Redev. Area Project, 5.00%, 11/1/23	233,565
500	Manchester, Tax Allocation, Highway 141/Manchester Road Project, 6.875%, 11/1/39	513,830
		747,395

10	Semi-Annual Report	| March 31, 2014

Schedule of Investments

PIMCO Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	New Hampshire – 0.4%
$ 2,000	Business Finance Auth. Rev., Elliot Hospital, 6.125%, 10/1/39, Ser. A	$2,097,160
	New Jersey – 4.7%
4,500	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/1/28	5,188,365
300	Economic Dev. Auth. Rev., Newark Airport Marriott Hotel, 7.00%, 10/1/14	306,009
	Health Care Facs. Financing Auth. Rev.,
2,000	Robert Wood Johnson Univ. Hospital, 5.50%, 7/1/43, Ser. A	2,154,440
1,000	St. Peters Univ. Hospital, 5.75%, 7/1/37	989,780
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
1,600	4.75%, 6/1/34	1,212,624
20,745	5.00%, 6/1/41	15,669,736
		25,520,954
	New Mexico – 0.2%
1,000	Farmington Pollution Control Rev., 5.90%, 6/1/40, Ser. D	1,064,570
	New York – 12.1%
9,800	Brooklyn Arena Local Dev. Corp. Rev., Barclays Center Project, 6.25%, 7/15/40	10,529,806
5,000	Hudson Yards Infrastructure Corp. Rev., 5.75%, 2/15/47, Ser. A	5,498,550
1,700	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters, 5.50%, 10/1/37	1,915,713
3,000	Metropolitan Transportation Auth. Rev., 5.00%, 11/15/36, Ser. D	3,160,920
1,150	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	574,575
10,450	New York City Industrial Dev. Agcy. Rev., Yankee Stadium, 7.00%, 3/1/49 (AGC)	11,985,209
	New York City Water & Sewer System Rev. (h),
4,900	5.00%, 6/15/37, Ser. D	5,035,534
4,000	Second Generation Resolutions, 4.75%, 6/15/35, Ser. DD	4,123,000
	New York Liberty Dev. Corp. Rev.,
10,000	1 World Trade Center Project, 5.00%, 12/15/41	10,487,500
11,255	4 World Trade Center Project, 5.00%, 11/15/44	11,658,042
		64,968,849
	North Carolina – 1.5%
1,500	Medical Care Commission Rev., Cleveland Cnty. Healthcare, 5.00%, 7/1/35, Ser. A (AMBAC) (Pre-refunded @ $100, 7/1/14) (c)	1,517,775
6,000	New Hanover Cnty. Rev., New Hanover Regional Medical Center, 5.00%, 10/1/28	6,437,400
		7,955,175
	Ohio – 3.2%
500	Allen Cnty. Catholic Healthcare Rev., Allen Hospital, 5.00%, 6/1/38, Ser. A	518,190
10,350	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2	9,021,370
1,500	Hamilton Cnty. Healthcare Rev., Christ Hospital Project, 5.00%, 6/1/42	1,521,990
500	Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A (Pre-refunded @ $100, 1/15/15) (c)	525,700
500	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A (Pre-refunded @ $100, 11/15/14) (c)	518,790
5,000	State Turnpike Commission Rev., 5.00%, 2/15/48, Ser. A-1	5,233,000
		17,339,040
	Pennsylvania – 4.0%
1,000	Allegheny Cnty. Hospital Dev. Auth. Rev., Univ. of Pittsburgh Medical Center, 5.625%, 8/15/39	1,099,000
6,600	Berks Cnty. Municipal Auth. Rev., Reading Hospital Medical Center, 5.00%, 11/1/44, Ser. A	6,834,762

March 31, 2014 |	Semi-Annual Report	11

Schedule of Investments

PIMCO Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Pennsylvania (continued)
	Cumberland Cnty. Municipal Auth. Rev., Messiah Village Project, Ser. A,
$ 750	5.625%, 7/1/28	$767,377
670	6.00%, 7/1/35	688,579
1,000	Dauphin Cnty. General Auth. Rev., Pinnacle Health System Project, 6.00%, 6/1/36, Ser. A	1,088,480
1,250	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B (e)	560,113
100	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	108,899
1,645	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Health System, 5.625%, 7/1/42, Ser. A	1,484,168
500	Philadelphia Water & Wastewater Rev., 5.25%, 1/1/36, Ser. A	529,615
	Turnpike Commission Rev.,
5,000	5.00%, 12/1/43, Ser. C	5,237,750
3,000	5.125%, 12/1/40, Ser. D	3,147,600
		21,546,343
	South Carolina – 4.3%
1,000	Greenwood Cnty. Rev., Self Regional Healthcare, 5.375%, 10/1/39	1,049,120
800	State Ports Auth. Rev., 5.25%, 7/1/40	851,088
	State Public Service Auth. Rev.,
15,000	5.50%, 12/1/53, Ser. E	16,115,100
5,000	Sanatee Cooper, 5.125%, 12/1/43, Ser. B	5,298,650
		23,313,958
	Tennessee – 0.4%
1,250	Claiborne Cnty. Industrial Dev. Board Rev., Lincoln Memorial Univ. Project, 6.625%, 10/1/39	1,330,500
1,000	Johnson City Health & Educational Facs. Board Rev., Mountain States Health Alliance, 6.00%, 7/1/38, Ser. A	1,089,870
		2,420,370
	Texas – 9.7%
1,300	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	1,380,301
4,500	Grand Parkway Transportation Corp. Rev., 5.00%, 4/1/53, Ser. B	4,682,880
2,000	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/26	2,122,960
	North Harris Cnty. Regional Water Auth. Rev.,
5,500	5.25%, 12/15/33	5,886,430
5,500	5.50%, 12/15/38	5,913,380
	North Texas Tollway Auth. Rev.,
3,000	5.00%, 1/1/38	3,114,510
600	5.50%, 9/1/41, Ser. A	667,368
10,800	5.625%, 1/1/33, Ser. A	11,880,972
700	5.75%, 1/1/33, Ser. F	758,618
3,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	3,388,320
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
150	5.25%, 12/15/26, Ser. A	161,991
9,600	6.25%, 12/15/26, Ser. D	11,468,640
500	Wise Cnty. Rev., Parker Cnty. Junior College Dist., 8.00%, 8/15/34	575,810
		52,002,180

12	Semi-Annual Report	| March 31, 2014

Schedule of Investments

PIMCO Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Virginia – 0.3%
$ 1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	$1,100,780
	James City Cnty. Economic Dev. Auth. Rev., United Methodist Home, Ser. A,
201	2.00%, 10/1/48 (e)	5,317
621	6.00%, 6/1/43	532,075
		1,638,172
	Washington – 0.3%
	Health Care Facs. Auth. Rev.,
500	Kadlec Regional Medical Center, 5.50%, 12/1/39	515,405
1,000	Seattle Cancer Care Alliance, 7.375%, 3/1/38	1,197,350
		1,712,755
	West Virginia – 0.2%
1,000	Hospital Finance Auth. Rev., Highland Hospital, 9.125%, 10/1/41	979,030
	Wisconsin – 1.1%
	Health & Educational Facs. Auth. Rev.,
1,000	Aurora Health Care, Inc., 5.625%, 4/15/39, Ser. A	1,041,590
1,000	Prohealth Care, Inc., 6.625%, 2/15/39	1,110,320
3,500	Univ. of Wisconsin Hospitals & Clinics Auth. Rev., 5.00%, 4/1/38, Ser. A	3,613,610
		5,765,520
Total Municipal Bonds & Notes (cost-$468,705,548)		502,261,808
Variable Rate Notes – 2.9%
	California – 0.4%
1,675	Los Angeles Community College Dist., GO, 11.866%, 8/1/33, Ser. 3096 (a)(d)(f)(g)	2,194,752
	Florida – 1.0%
5,000	Greater Orlando Aviation Auth. Rev., 8.10%, 10/1/39, Ser. 3174 (a)(b)(d)(f)(g)(j) (acquisition cost-$4,929,498; purchased 4/5/10-1/18/11)	5,484,200
	Iowa – 0.0%
403	Finance Auth. Rev., Deerfield Retirement Community, Inc., 2.70%, 11/15/46, Ser. A (g)	247,004
	Texas – 1.5%
6,500	JPMorgan Chase Putters/Drivers Trust, GO, 8.031%, 2/1/17, Ser. 3480 (a)(d)(f)(g)	7,860,450
Total Variable Rate Notes (cost-$13,601,873)		15,786,406
Short-Term Investments – 3.7%
	U.S. Government Agency Securities (k) – 2.0%
400	Federal Home Loan Bank Discount Notes, 0.101%, 8/1/14	399,864
10,200	Freddie Mac Discount Notes, 0.122%, 7/1/14	10,196,906
Total U.S. Government Agency Securities (cost-$10,596,770)		10,596,770
	U.S. Treasury Obligations – 1.7%
9,200	U.S. Treasury Notes, 0.50%, 8/15/14 (cost-$9,212,697)	9,215,272
Total Short-Term Investments (cost-$19,809,467)		19,812,042
Total Investments (cost-$502,116,888) – 100.0%		$537,860,256

March 31, 2014 |	Semi-Annual Report	13

Schedule of Investments

PIMCO Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	21.2%
Sewer Revenue	9.6
Highway Revenue Tolls	8.7
Tobacco Settlement Funded	8.3
Miscellaneous Revenue	6.5
Water Revenue	5.5
Natural Gas Revenue	5.4
Recreational Revenue	4.3
Port, Airport & Marina Revenue	3.6
Industrial Revenue	3.2
College & University Revenue	2.7
Lease (Appropriation)	2.5
Electric Power & Light Revenue	1.3
Local or Guaranteed Housing	1.1
Miscellaneous Taxes	1.0
Transit Revenue	0.7
Tax Increment/Allocation Revenue	0.0

Total Revenue Bonds		85.6%
General Obligation		8.2
U.S. Government Agency Securities		2.0
U.S. Treasury Obligations		1.7
Tax Allocation		1.3
Special Assessment		1.0
Certificates of Participation		0.2

Total Investments		100.0%

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $17,322,909, representing 3.2% of total investments.

(b)	Illiquid.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on March 31, 2014.

(g)	Variable Rate Notes–Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on March 31, 2014.

(h)	Residual Interest Bonds held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(i)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(j)	Restricted. The aggregate acquisition cost of such securities is $6,564,498. The aggregate value is $7,267,707, representing 1.4% of total investments.

(k)	Rates reflect the effective yields at purchase date.

(l)	Floating Rate Notes–The weighted average daily balance of Floating Rate Notes outstanding during the six months ended March 31, 2014 was $28,421,219 at a weighted average interest rate, including fees, of 0.63%.

14	Semi-Annual Report	| March 31, 2014

Schedule of Investments

PIMCO Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

(m)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/14
Investments in Securities – Assets
Municipal Bonds & Notes	$–	$502,261,808	$–	$502,261,808
Variable Rate Notes	–	15,786,406	–	15,786,406
Short-Term Investments	–	19,812,042	–	19,812,042
Totals	$–	$537,860,256	$–	$537,860,256

At March 31, 2014, there were no transfers between Levels 1 and 2.

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CP	-	Certificates of Participation
FHA	-	insured by Federal Housing Administration
GO	-	General Obligation Bond
IBC	-	Insurance Bond Certificate
NPFGC	-	insured by National Public Finance Guarantee Corp.

See accompanying Notes to Financial Statements	| March 31, 2014 |	Semi-Annual Report	15

Schedule of Investments

PIMCO California Municipal Income Fund III

March 31, 2014 (unaudited)

Principal Amount (000s)		Value
California Municipal Bonds & Notes – 91.8%
	Bay Area Toll Auth. Rev.,
$8,000	5.25%, 4/1/48, Ser. S-4	$8,592,800
1,250	San Francisco Bay Area, 5.00%, 4/1/34, Ser. F-1	1,341,500
1,000	Cathedral City Public Financing Auth., Tax Allocation, 5.00%, 8/1/33, Ser. A (NPFGC)	936,350
1,150	Ceres Redev. Agcy., Tax Allocation, Project Area No. 1, 5.00%, 11/1/33 (NPFGC)	1,115,040
2,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	2,194,680
550	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	593,494
1,415	Contra Costa Cnty. Public Financing Auth., Tax Allocation, 5.625%, 8/1/33, Ser. A	1,396,025
	Educational Facs. Auth. Rev. (h),
9,800	Claremont McKenna College, 5.00%, 1/1/39	10,288,236
10,000	Univ. of Southern California, 5.00%, 10/1/39, Ser. A	10,734,900
1,695	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC) (Pre-refunded @ $100, 8/ 1/14) (c)	1,726,374
	Golden State Tobacco Securitization Corp. Rev.,
11,000	5.00%, 6/1/45 (AMBAC-TCRS)	11,002,970
4,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS)	4,001,080
23,585	5.75%, 6/1/47, Ser. A-1	19,088,284
	Health Facs. Financing Auth. Rev.,
4,000	Adventist Health System, 5.75%, 9/1/39, Ser. A	4,446,280
1,935	Catholic Healthcare West, 6.00%, 7/1/34, Ser. A	1,952,763
4,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	4,424,600
500	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	582,825
6,000	Cottage Health System, 5.00%, 11/1/33, Ser. B (NPFGC)	6,008,520
1,300	Scripps Health, 5.00%, 11/15/36, Ser. A	1,362,101
2,900	Stanford Hospital, 5.25%, 11/15/40, Ser. A-2	3,137,829
8,305	Stanford Hospital Clinics, 5.00%, 8/15/51, Ser. A	8,614,859
1,000	Sutter Health, 5.00%, 8/15/35, Ser. D	1,046,320
5,000	Sutter Health, 5.00%, 8/15/38, Ser. A	5,212,500
500	Sutter Health, 5.00%, 11/15/42, Ser. A (IBC-NPFGC)	511,660
1,200	Sutter Health, 6.00%, 8/15/42, Ser. B	1,368,360
10,000	Infrastructure & Economic Dev. Bank Rev., Independent System Operator Corp., 5.00%, 2/1/39	10,464,200
	Lancaster Redev. Agcy., Tax Allocation,
215	6.875%, 8/1/39	232,277
285	6.875%, 8/1/39 (Pre-refunded @ $100, 8/ 1/19) (c)	364,663
2,120	Long Beach Airport Rev., 5.00%, 6/1/40, Ser. A	2,170,626
5,000	Long Beach Unified School Dist., GO, 5.75%, 8/1/33, Ser. A	5,698,550
	Los Angeles Department of Water & Power Rev.,
6,000	4.75%, 7/1/30, Ser. A-2 (AGM) (h)	6,161,940
2,000	5.00%, 7/1/37, Ser. B	2,166,920
10,000	5.00%, 7/1/39, Ser. A (h)	10,614,000
2,115	5.00%, 7/1/43, Ser. B	2,263,706
10,000	Los Angeles Unified School Dist., GO, 5.00%, 1/1/34, Ser. I (h)	10,917,700
1,700	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	2,146,607
550	Malibu, City Hall Project, CP, 5.00%, 7/1/39, Ser. A	563,717
1,000	Manteca Financing Auth. Sewer Rev., 5.75%, 12/1/36	1,109,170
5,000	Metropolitan Water Dist. of Southern California Rev., 5.00%, 7/1/37, Ser. A (h)	5,319,500

16	Semi-Annual Report	| March 31, 2014

Schedule of Investments

PIMCO California Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$3,000	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	$3,175,410
870	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	977,558
1,250	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	1,288,787
1,250	Pollution Control Financing Auth. Rev., American Water Capital Corp. Project, 5.25%, 8/1/40 (a)(b)(d)(i) (acquisition cost-$1,250,000; purchased 8/11/10)	1,266,687
1,890	Poway Unified School Dist., Special Tax, 5.125%, 9/1/28	1,913,890
500	Rocklin Unified School Dist. Community Facs. Dist., Special Tax, 5.00%, 9/1/29 (NPFGC)	500,170
3,000	Sacramento Municipal Utility Dist. Rev., 5.00%, 8/15/37, Ser. A	3,242,040
1,325	San Diego Cnty. Regional Airport Auth. Rev., 5.00%, 7/1/43, Ser. A	1,401,267
6,250	San Diego Cnty. Water Auth., CP, 5.00%, 5/1/38, Ser. 2008-A (AGM)	6,622,750
4,000	San Diego Public Facs. Financing Auth. Sewer Rev., 5.25%, 5/15/39, Ser. A	4,386,040
2,200	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	2,394,920
1,500	San Jose Hotel Tax Rev., Convention Center Expansion, 6.50%, 5/1/36	1,710,270
12,200	San Marcos Public Facs. Auth., Tax Allocation, 5.00%, 8/1/33, Ser. A (FGIC-NPFGC)	12,283,448
1,000	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,049,950
500	Santa Clara Cnty. Financing Auth. Rev., El Camino Hospital, 5.75%, 2/1/41, Ser. A (AMBAC)	531,950
1,200	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	1,365,420
4,425	South Tahoe JT Powers Financing Auth. Rev., South Tahoe Redev. Project, 5.45%, 10/1/33, Ser. 1-A	4,290,745
	State, GO,
5,000	5.00%, 11/1/43	5,345,150
7,300	6.00%, 4/1/38	8,378,064
	State Public Works Board Rev.,
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	2,286,120
2,500	Judicial Council Projects, 5.00%, 3/1/38, Ser. A (b)	2,626,425
9,200	State Univ. Rev., 5.00%, 11/1/42, Ser. A	9,802,232
	Statewide Communities Dev. Auth. Rev.,
500	American Baptist Homes West, 6.25%, 10/1/39	522,385
1,300	California Baptist Univ., 5.50%, 11/1/38, Ser. A	1,239,381
415	California Baptist Univ., 6.50%, 11/1/21	470,627
1,015	Catholic Healthcare West, 5.50%, 7/1/31, Ser. D	1,087,644
1,015	Catholic Healthcare West, 5.50%, 7/1/31, Ser. E	1,087,644
4,500	Kaiser Permanente, 5.00%, 3/1/41, Ser. B	4,552,110
11,220	Kaiser Permanente, 5.00%, 4/1/42, Ser. A	11,684,957
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	1,078,470
1,780	Methodist Hospital Project, 6.625%, 8/1/29 (FHA)	2,097,356
6,430	Methodist Hospital Project, 6.75%, 2/1/38 (FHA)	7,549,913
3,100	St. Joseph Health System, 5.75%, 7/1/47, Ser. A-3 (FGIC)	3,363,779
1,800	Sutter Health, 6.00%, 8/15/42, Ser. A	2,052,540
1,715	The Internext Group, CP, 5.375%, 4/1/30	1,719,099
11,000	Trinity Health, 5.00%, 12/1/41	11,439,120
2,000	Univ. of California Irvine E. Campus, 5.375%, 5/15/38	2,056,380
1,505	Successor Agcy. to the San Francisco City & Cnty. Redev. Agcy., Special Tax, 5.00%, 8/1/28	1,541,978
	Tobacco Securitization Agcy. Rev.,
8,100	Alameda Cnty., 5.875%, 6/1/35	7,856,190
7,000	Alameda Cnty., 6.00%, 6/1/42	6,566,840

March 31, 2014 |	Semi-Annual Report	17

Schedule of Investments

PIMCO California Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$2,000	Kern Cnty., 6.125%, 6/1/43, Ser. A	$1,999,940
2,950	Torrance Rev., Torrance Memorial Medical Center, 5.50%, 6/1/31, Ser. A	2,956,726
2,500	Township Health Care Dist, GO, 5.00%, 8/1/43, Ser. B	2,581,325
5,000	Univ. of California Rev., 5.00%, 5/15/43, Ser. J	5,273,000
2,000	Western Municipal Water Dist. Facs. Auth. Rev., 5.00%, 10/1/39, Ser. B	2,069,840
1,000	Westlake Village, CP, 5.00%, 6/1/39	1,015,690
2,750	Woodland Finance Auth. Rev., 5.00%, 3/1/32 (XLCA)	2,777,500
Total California Municipal Bonds & Notes (cost-$312,897,016)		335,353,653
Other Municipal Bonds & Notes – 2.4%
	Indiana – 1.3%
5,000	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 5.75%, 9/1/42 (a)(b)(d)(i) (acquisition cost-$2,942,000; purchased 1/7/09)	4,707,150
	New Jersey – 0.2%
1,000	Tobacco Settlement Financing Corp. Rev., 4.75%, 6/1/34, Ser. 1-A	757,890
	New York – 0.9%
3,300	New York City Water & Sewer System Rev., 5.00%, 6/15/37, Ser. D (h)	3,391,278
Total Other Municipal Bonds & Notes (cost-$6,681,651)		8,856,318
California Variable Rate Notes – 0.3%
1,000	Los Angeles Community College Dist., GO, 11.866%, 8/1/33, Ser. 3096 (a)(d)(f)(g) (cost-$996,722)	1,310,300
Short-Term Investments – 5.5%
	U.S. Government Agency Securities – 4.5%
16,300	Federal Home Loan Bank Discount Notes, 0.101%, 7/30/14 (j) (cost-$16,294,567)	16,294,567
	U.S. Treasury Obligations – 1.0%
	U.S. Treasury Notes,
2,300	0.25%, 5/31/14	2,300,853
1,100	0.50%, 8/15/14	1,101,826
100	0.50%, 10/15/14	100,231
Total U.S. Treasury Obligations (cost-$3,502,261)		3,502,910
Total Short-Term Investments (cost-$19,796,828)		19,797,477
Total Investments (cost-$340,372,217) – 100.0%		$365,317,748

18	Semi-Annual Report	| March 31, 2014

Schedule of Investments

PIMCO California Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	26.6%
Tobacco Settlement Funded	14.0
College & University Revenue	9.5
Electric Power & Light Revenue	8.9
Water Revenue	3.9
Lease (Abatement)	2.7
Highway Revenue Tolls	2.7
Sewer Revenue	1.5
Natural Gas Revenue	1.2
Tax Increment/Allocation Revenue	1.2
Port, Airport & Marina Revenue	1.0
Local or Guaranteed Housing	0.7
Hotel Occupancy Tax	0.5

Total Revenue Bonds		74.4%
General Obligation		10.9
Tax Allocation		4.8
U.S. Government Agency Securities		4.5
Certificates of Participation		3.3
Special Tax		1.1
U.S. Treasury Obligations		1.0

Total Investments		100.0%

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $7,284,137, representing 2.0% of total investments.

(b)	Illiquid.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(f)	Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on March 31, 2014.

(g)	Variable Rate Notes–Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on March 31, 2014.

(h)	Residual Interest Bonds held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(i)	Restricted. The aggregate acquisition cost of such securities is $4,192,000. The aggregate value is $5,973,837, representing 1.6% of total investments.

(j)	Rates reflect the effective yields at purchase date.

(k)	Floating Rate Notes–The weighted average daily balance of Floating Rate Notes outstanding during the six months ended March 31, 2014 was $33,633,688 at a weighted average interest rate, including fees, of 0.62%.

March 31, 2014 |	Semi-Annual Report	19

Schedule of Investments

PIMCO California Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

(l)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/14
Investments in Securities – Assets
California Municipal Bonds & Notes	$–	$335,353,653	$–	$335,353,653
Other Municipal Bonds & Notes	–	8,856,318	–	8,856,318
California Variable Rate Notes	–	1,310,300	–	1,310,300
Short-Term Investments	–	19,797,477	–	19,797,477
Totals	$–	$365,317,748	$–	$365,317,748

At March 31, 2014, there were no transfers between Levels 1 and 2.

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CP	-	Certificates of Participation
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
GO	-	General Obligation Bond
IBC	-	Insurance Bond Certificate
NPFGC	-	insured by National Public Finance Guarantee Corp.
TCRS	-	Temporary Custodian Receipts
XLCA	-	insured by XL Capital Assurance

20	Semi-Annual Report	| March 31, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

PIMCO New York Municipal Income Fund III

March 31, 2014 (unaudited)

Principal Amount (000s)		Value
New York Municipal Bonds & Notes – 93.5%
$1,000	Brooklyn Arena Local Dev. Corp. Rev., Barclays Center Project, 6.375%, 7/15/43	$1,078,110
1,500	Chautauqua Cnty. Industrial Dev. Agcy. Rev., Dunkirk Power Project, 5.875%, 4/1/42	1,565,520
730	Dutchess Cnty. Industrial Dev. Agcy. Rev., Elant Fishkill, Inc., 5.25%, 1/1/37, Ser. A	625,391
1,000	Erie Cnty. Industrial Dev. Agcy. Rev., 5.25%, 5/1/25, Ser. A	1,136,350
4,000	Hudson Yards Infrastructure Corp. Rev., 5.75%, 2/15/47, Ser. A	4,398,840
	Liberty Dev. Corp. Rev.,
2,000	Bank of America Tower at One Bryant Park Project, 5.125%, 1/15/44	2,088,760
1,050	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,132,561
2,400	Goldman Sachs Headquarters, 5.50%, 10/1/37	2,704,536
1,500	Long Island Power Auth. Rev., 5.75%, 4/1/39, Ser. A	1,677,465
	Metropolitan Transportation Auth. Rev.,
500	5.00%, 11/15/34, Ser. B	534,765
2,000	5.00%, 11/15/42, Ser. C	2,099,960
4,000	5.00%, 11/15/43, Ser. B	4,196,840
	Monroe Cnty. Industrial Dev. Corp. Rev.,
1,500	Unity Hospital Rochester Project, 5.50%, 8/15/40 (FHA)	1,670,025
1,750	University of Rochester, 5.00%, 7/1/43, Ser. A	1,864,520
500	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	249,815
2,590	New York City, GO, 5.00%, 8/1/31, Ser. D-1	2,847,006
	New York City Industrial Dev. Agcy. Rev.,
600	Pilot Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	664,464
2,200	Yankee Stadium, 7.00%, 3/1/49 (AGC)	2,523,202
2,000	New York City Transitional Finance Auth. Future Tax Secured Rev., 5.00%, 11/1/42	2,161,080
2,000	New York City Trust for Cultural Res. Rev., 5.00%, 8/1/43, Ser. A	2,123,900
	New York City Water & Sewer System Rev., Second Generation Resolutions,
5,000	4.75%, 6/15/35, Ser. DD (a)	5,153,750
1,500	5.00%, 6/15/39, Ser. GG-1	1,593,585
2,500	5.00%, 6/15/47, Ser. BB	2,636,875
2,000	New York Counties Tobacco Trust II Rev., 5.75%, 6/1/43	1,985,840
4,000	New York Liberty Dev. Corp. Rev., 4 World Trade Center Project, 5.75%, 11/15/51	4,362,280
400	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	426,964
600	Port Auth. of New York & New Jersey Rev., JFK International Air Terminal, 6.00%, 12/1/36	660,684
	State Dormitory Auth. Rev.,
1,225	5.00%, 5/15/26	1,381,481
2,000	5.00%, 12/15/27, Ser. A	2,269,780
750	5.00%, 2/15/29, Ser. A	841,162
1,000	5.00%, 3/15/38, Ser. A	1,075,140
2,350	5.00%, 7/1/42, Ser. A	2,499,930
250	NYU Hospitals Center, 6.00%, 7/1/40, Ser. A	276,933
1,200	Teachers College, 5.50%, 3/1/39	1,262,004
500	The New School, 5.50%, 7/1/40	534,495
750	State Environmental Facs. Corp. Rev., 4.75%, 6/15/32, Ser. B	788,558
1,600	State Thruway Auth. Rev., 5.00%, 1/1/42, Ser. I	1,676,224
	State Urban Dev. Corp. Rev.,
2,400	5.00%, 3/15/35, Ser. B	2,467,176
2,200	5.00%, 3/15/36, Ser. B-1 (a)	2,367,398
2,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (a)	2,195,300

March 31, 2014 |	Semi-Annual Report	21

Schedule of Investments

PIMCO New York Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$1,400	Troy Capital Res. Corp. Rev., Rensselaer Polytechnic Institute Project, 5.125%, 9/1/40, Ser. A	$1,449,000
	TSASC, Inc. Rev., Ser. 1,
2,000	5.00%, 6/1/26	1,811,260
100	5.00%, 6/1/34	80,208
500	5.125%, 6/1/42	382,335
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (AGM)	2,001,380
600	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	665,760
100	Yonkers Economic Dev. Corp. Rev., Charter School of Educational Excellence Project, 6.00%, 10/15/30, Ser. A	102,326
Total New York Municipal Bonds & Notes (cost-$76,787,811)		80,290,938
Other Municipal Bonds & Notes – 2.8%
	District of Columbia – 0.2%
175	Tobacco Settlement Financing Corp. Rev., 6.50%, 5/15/33	193,326
	Ohio – 2.0%
1,950	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2	1,699,679
	U. S. Virgin Islands – 0.6%
500	Public Finance Auth. Rev., 6.00%, 10/1/39, Ser. A	503,710
Total Other Municipal Bonds & Notes (cost-$2,303,018)		2,396,715
Short-Term Investments – 3.7%
	U.S. Government Agency Securities – 3.7%
3,200	Federal Home Loan Bank Discount Notes, 0.091%, 7/18/14 (b) (cost-$3,199,136)	3,199,136
Total Investments (cost-$82,289,965) – 100.0%		$85,886,789

Industry classification of portfolio holdings as a percentage of total investments was as follows:

Revenue Bonds:
Industrial Revenue	13.8%
Income Tax Revenue	13.0
Water Revenue	11.8
College & University Revenue	9.4
Transit Revenue	8.0
Tobacco Settlement Funded	7.2
Health, Hospital & Nursing Home Revenue	6.4
Miscellaneous Revenue	5.6
Miscellaneous Taxes	5.1
Highway Revenue Tolls	4.5
Recreational Revenue	4.2
Electric Power & Light Revenue	1.9
Lease (Appropriation)	1.3
Port, Airport & Marina Revenue	0.8

Total Revenue Bonds		93.0%
U.S. Government Agency Securities		3.7
General Obligation		3.3

Total Investments		100.0%

22	Semi-Annual Report	| March 31, 2014

Schedule of Investments

PIMCO New York Municipal Income Fund III

March 31, 2014 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	Residual Interest Bonds held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(b)	Rates reflect the effective yields at purchase date.

(c)	Floating Rate Notes–The weighted average daily balance of Floating Rate Notes outstanding during the six months ended March 31, 2014 was $4,933,000 at a weighted average interest rate, including fees, of 0.50%.

(d)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/14
Investments in Securities – Assets
New York Municipal Bonds & Notes	$–	$80,290,938	$–	$80,290,938
Other Municipal Bonds & Notes	–	2,396,715	–	2,396,715
U.S. Government Agency Securities	–	3,199,136	–	3,199,136
Totals	$–	$85,886,789	$–	$85,886,789

At March 31, 2014, there were no transfers between Levels 1 and 2.

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
FHA	-	insured by Federal Housing Administration
GO	-	General Obligation Bond

See accompanying Notes to Financial Statements	| March 31, 2014 |	Semi-Annual Report	23

Statements of Assets and Liabilities

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

	Municipal III	California Municipal III	New York Municipal III
Assets:
Investments, at value (cost-$502,116,888, $340,372,217 and $82,289,965, respectively)	$537,860,256	$365,317,748	$85,886,789
Cash	520,780	18,414	147,613
Interest receivable	8,509,501	5,294,315	1,112,984
Receivable for investments sold	2,115,931	35,000	–
Prepaid expenses and other assets	61,344	41,426	29,995
Total Assets	549,067,812	370,706,903	87,177,381

Liabilities:
Payable for floating rate notes issued	28,421,219	33,633,688	4,933,000
Dividends payable to common and preferred shareholders	2,280,249	1,326,090	297,101
Investment management fees payable	284,737	184,472	45,018
Interest payable	51,786	45,511	5,647
Accrued expenses and other liabilities	173,347	210,558	76,254
Total Liabilities	31,211,338	35,400,319	5,357,020
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,560 , 5,000 and 1,280 shares issued and outstanding, respectively)	189,000,000	125,000,000	32,000,000
Net Assets Applicable to Common Shareholders	$328,856,474	$210,306,584	$49,820,361

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$325	$221	$56
Paid-in-capital in excess of par	443,956,525	298,527,886	77,237,743
Undistributed (dividends in excess of) net investment income	(912,719)	6,782,926	1,639,552
Accumulated net realized loss	(149,931,896)	(119,940,070)	(32,653,087)
Net unrealized appreciation	35,744,239	24,935,621	3,596,097
Net Assets Applicable to Common Shareholders	$328,856,474	$210,306,584	$49,820,361
Common Shares Issued and Outstanding	32,538,221	22,064,595	5,649,573
Net Asset Value Per Common Share	$10.11	$9.53	$8.82

24	Semi-Annual Report	| March 31, 2014 |	See accompanying Notes to Financial Statements

Statements of Operations

PIMCO Municipal Income Funds III

Six Months ended March 31, 2014 (unaudited)

	Municipal III	California Municipal III	New York Municipal III
Investment Income:
Interest	$14,254,362	$9,066,983	$2,009,882

Expenses:
Investment management	1,630,130	1,059,677	260,102
Auction agent and commissions	154,253	99,871	26,488
Interest	90,508	105,912	12,411
Custodian and accounting agent	57,483	42,445	26,152
Audit and tax services	33,403	31,827	33,148
Shareholder communications	22,071	15,333	13,798
Trustees	15,625	8,918	2,116
New York Stock Exchange listing	15,122	12,525	12,415
Transfer agent	12,934	12,517	12,606
Insurance	9,949	7,580	4,305
Legal	6,986	4,896	2,743
Miscellaneous	5,640	6,041	5,132
Total Expenses	2,054,104	1,407,542	411,416

Net Investment Income	12,200,258	7,659,441	1,598,466

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on Investments	(1,203,160)	(1,941,203)	255,484
Net change in unrealized appreciation/depreciation of investments	19,903,527	12,065,486	1,698,398
Net realized and change in unrealized gain	18,700,367	10,124,283	1,953,882
Net Increase in Net Assets Resulting from Investment Operations	30,900,625	17,783,724	3,552,348
Dividends on Preferred Shares from Net Investment Income	(98,600)	(68,250)	(17,510)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$30,802,025	$17,715,474	$3,534,838

See accompanying Notes to Financial Statements	| March 31, 2014 |	Semi-Annual Report	25

Statements of Changes in Net Assets Applicable to Common Shareholders

PIMCO Municipal Income Funds III

	Municipal III
	Six Months ended March 31, 2014 (unaudited)	Year ended September 30, 2013
Investment Operations:
Net investment income	$12,200,258	$24,445,921
Net realized gain (loss)	(1,203,160)	(2,430,181)
Net change in unrealized appreciation/depreciation	19,903,527	(41,293,409)
Net increase (decrease) in net assets resulting from investment operations	30,900,625	(19,277,669)

Dividends on Preferred Shares from Net Investment Income	(98,600)	(374,516)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	30,802,025	(19,652,185)

Dividends to Common Shareholders from Net Investment Income	(13,657,893)	(27,255,960)

Common Share Transactions:
Reinvestment of dividends	481,484	1,000,063
Total increase (decrease) in net assets applicable to common shareholders	17,625,616	(45,908,082)

Net Assets Applicable to Common Shareholders:
Beginning of period	311,230,858	357,138,940
End of period*	$328,856,474	$311,230,858
*Including undistributed (dividends in excess of) net investment income of:	$(912,719)	$643,516

Common Shares Issued in Reinvestment of Dividends	48,552	87,544

26	Semi-Annual Report	| March 31, 2014 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets Applicable to Common Shareholders

PIMCO Municipal Income Funds III (continued)

California Municipal III		New York Municipal III
Six Months ended March 31, 2014 (unaudited)	Year ended September 30, 2013	Six Months ended March 31, 2014 (unaudited)	Year ended September 30, 2013

$7,659,441	$17,355,517	$1,598,466	$3,522,334
(1,941,203)	2,591,445	255,484	374,422
12,065,486	(29,056,661)	1,698,398	(6,714,820)
17,783,724	(9,109,699)	3,552,348	(2,818,064)
(68,250)	(254,596)	(17,510)	(66,172)
17,715,474	(9,364,295)	3,534,838	(2,884,236)

(7,939,449)	(15,836,250)	(1,778,668)	(3,551,504)

285,094	849,920	57,088	115,740
10,061,119	(24,350,625)	1,813,258	(6,320,000)

200,245,465	224,596,090	48,007,103	54,327,103
$210,306,584	$200,245,465	$49,820,361	$48,007,103
$6,782,926	$7,131,184	$1,639,552	$1,837,264

31,161	82,306	6,620	11,968

See accompanying Notes to Financial Statements	| March 31, 2014 |	Semi-Annual Report	27

Notes to Financial Statements

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund III (“Municipal III”), PIMCO California Municipal Income Fund III (“California Municipal III”) and PIMCO New York Municipal Income Fund III (“New York Municipal III”), (each a “Fund” and collectively referred to as the “Funds” or “PIMCO Municipal Income Funds III”), were organized as Massachusetts business trusts on August 20, 2002. Prior to commencing operations on October 31, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are both indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Under normal market conditions, Municipal III invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from U.S. federal income taxes. Under normal market conditions, California Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and

New York City income taxes. There can be no assurance that the Funds will meet their stated objectives. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the

28	Semi-Annual Report	| March 31, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended March 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the

March 31, 2014 |	Semi-Annual Report	29

Notes to Financial Statements

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds & Notes and Variable Rate Notes – Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds & notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other

30	Semi-Annual Report	| March 31, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Inverse Floating Rate Transactions – Residual Interest Municipal Bonds (“RIBs”) / Residual Interest Tax Exempt Bonds (“RITEs”)

The Funds invest in RIBs and RITEs (“Inverse Floaters”), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for Floating Rate Notes issued” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a Trust, which are not accounted for

March 31, 2014 |	Semi-Annual Report	31

Notes to Financial Statements

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than investments in Fixed Rate Bonds.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(g) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the terms of the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

32	Semi-Annual Report	| March 31, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(h) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(i) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(j) Interest Expense

Interest expense primarily relates to the Funds’ participation in Floating Rate Notes held by third parties in conjunction with Inverse Floater transactions.

(k) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate

March 31, 2014 |	Semi-Annual Report	33

Notes to Financial Statements

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

2. Principal Risks (continued)

changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any

34	Semi-Annual Report	| March 31, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

2. Principal Risks (continued)

increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

3. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Please see Note 7 for a discussion of recently proposed changes to the Funds’ investment management and sub-advisory arrangements.

4. Investments in Securities

For the six months ended March 31, 2014, purchases and sales of investments, other than short-term securities were:

	Municipal III	California Municipal III	New York Municipal III
Purchases	$54,089,338	$30,909,707	$18,910,018
Sales	65,506,291	33,513,635	17,637,425

March 31, 2014 |	Semi-Annual Report	35

Notes to Financial Statements

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

5. Income Tax Information

At March 31, 2014, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Municipal III	$472,869,735	$42,641,467	$6,154,782	$36,486,685
California Municipal III	306,722,794	27,995,163	3,160,009	24,835,154
New York Municipal III	77,355,173	4,394,242	811,167	3,583,075

Differences between book and tax cost basis were attributable to Inverse Floater transactions.

6. Auction-Rate Preferred Shares

Municipal III has 1,512 shares of Preferred Shares Series A, 1,512 shares of Preferred Shares Series B, 1,512 shares of Preferred Shares Series C, 1,512 shares of Preferred Shares Series D and 1,512 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal III has 2,500 shares of Preferred Shares Series A and 2,500 shares of Preferred Shares Series B outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal III and 1,280 shares of Preferred Shares Series A outstanding, with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended March 31, 2014, the annualized dividend rates ranged from:

	High	Low	At March 31, 2014
Municipal III:
Series A	0.232%	0.066%	0.098%

Series B	0.166%	0.066%	0.098%

Series C	0.164%	0.066%	0.098%

Series D	0.232%	0.066%	0.213%

Series E	0.232%	0.066%	0.230%

California Municipal III:
Series A	0.182%	0.066%	0.098%

Series B	0.232%	0.066%	0.213%

New York Municipal III:
Series A	0.232%	0.066%	0.098%

36	Semi-Annual Report	| March 31, 2014

Notes to Financial Statements

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

6. Auction-Rate Preferred Shares (continued)

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and the ARPS holders have continued to receive dividends at the defined “maximum rate” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

7. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On April 1, 2014, the following dividends were declared to common shareholders payable May 1, 2014 to shareholders of record on April 11, 2014.

Municipal III	$0.0623 per common share
California Municipal III	$0.06 per common share
New York Municipal III	$0.0525 per common share

On May 1, 2014, the following dividends were declared to common shareholders payable June 2, 2014 to shareholders of record on May 12, 2014.

Municipal III	$0.0623 per common share
California Municipal III	$0.06 per common share
New York Municipal III	$0.0525 per common share

March 31, 2014 |	Semi-Annual Report	37

Notes to Financial Statements

PIMCO Municipal Income Funds III

March 31, 2014 (unaudited)

7. Subsequent Events (continued)

On March 10-11, 2014, the Board approved, subject to the approval of the Funds’ shareholders, a new investment management agreement (the “Agreement”) between the Funds and PIMCO, pursuant to which PIMCO would replace AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO would continue to provide the day-today portfolio management services it currently provides to the Funds as their sub-adviser and would also assume responsibility for the supervisory and administrative services currently provided by AGIFM to the Funds as their investment manager. If the Agreement is approved by the Funds’ shareholders, the same investment professionals that are currently responsible for managing the Funds’ portfolio will continue to do so following the proposed transition, and PIMCO personnel will replace AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Funds. A definitive proxy statement relating to the Agreement was filed with the Securities and Exchange Commission and distributed to shareholders of the Funds on April 21, 2014.

There were no other subsequent events identified that require recognition or disclosure.

38	Semi-Annual Report	| March 31, 2014

Financial Highlights

PIMCO Municipal Income Fund III

For a common share outstanding throughout each period:

	Six Months ended March 31, 2014 (unaudited)		Year ended September 30,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$9.58		$11.02		$9.69		$10.29		$10.16		$10.81
Investment Operations:
Net investment income	0.37		0.75		0.83		0.87		0.86		0.96
Net realized and change in unrealized gain (loss)	0.58		(1.34)		1.35		(0.61)		0.13		(0.67)
Total from investment operations	0.95		(0.59)		2.18		0.26		0.99		0.29
Dividends on Preferred Shares from Net Investment Income	–†		(0.01)		(0.01)		(0.02)		(0.02)		(0.10)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.95		(0.60)		2.17		0.24		0.97		0.19
Dividends to Common Shareholders from Net Investment Income	(0.42)		(0.84)		(0.84)		(0.84)		(0.84)		(0.84)
Net asset value, end of period	$10.11		$9.58		$11.02		$9.69		$10.29		$10.16
Market price, end of period	$11.07		$10.45		$13.31		$10.75		$11.45		$11.29
Total Investment Return (1)	10.46%		(15.39)%		33.20%		2.01%		9.90%		11.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$328,856		$311,231		$357,139		$313,021		$330,840		$324,921
Ratio of expenses to average net assets, including interest expense (2)(4)	1.31	%(6)	1.27	%(3)	1.27	%(3)(5)	1.44	%(3)(5)	1.40	%(3)(5)	1.92	%(3)(5)
Ratio of expenses to average net assets, excluding interest expense (2)	1.25	%(6)	1.20	%(3)	1.17	%(3)(5)	1.28	%(3)(5)	1.26	%(3)(5)	1.44	%(3)(5)
Ratio of net investment income to average net assets (2)	7.79	%(6)	7.04%		8.00	%(5)	9.39	%(5)	8.78	%(5)	11.23	%(5)
Preferred shares asset coverage per share	$68,499		$66,168		$72,239		$66,404		$68,760		$67,977
Portfolio turnover rate	11%		20%		25%		14%		7%		58%

†	Less than $(0.005) per common share.
(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(k) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.06%, 0.02%, 0.01% and 0.10% for the years ended September 30, 2012, September 30, 2011, September 30, 2010 and September 30, 2009, respectively.
(6)	Annualized.

See accompanying Notes to Financial Statements	| March 31, 2014 |	Semi-Annual Report	39

Financial Highlights

PIMCO California Municipal Income Fund III

For a common share outstanding throughout each period:

	Six Months ended March 31, 2014 (unaudited)		Year ended September 30,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$9.09		$10.23		$9.08		$9.65		$9.55		$11.13
Investment Operations:
Net investment income	0.34		0.79		0.81		0.77		0.76		0.88
Net realized and change in unrealized gain (loss)	0.46		(1.20)		1.07		(0.60)		0.08		(1.64)
Total from investment operations	0.80		(0.41)		1.88		0.17		0.84		(0.76)
Dividends on Preferred Shares from Net Investment Income	–†		(0.01)		(0.01)		(0.02)		(0.02)		(0.10)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.80		(0.42)		1.87		0.15		0.82		(0.86)
Dividends to Common Shareholders from Net Investment Income	(0.36)		(0.72)		(0.72)		(0.72)		(0.72)		(0.72)
Net asset value, end of period	$9.53		$9.09		$10.23		$9.08		$9.65		$9.55
Market price, end of period	$9.97		$9.36		$11.68		$9.53		$10.39		$10.03
Total Investment Return (1)	10.74%		(13.98)%		31.62%		(0.47)%		11.94%		3.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$210,307		$200,245		$224,596		$198,748		$210,317		$207,173
Ratio of expenses to average net assets, including interest expense (2)(4)	1.40	%(6)	1.35	%(3)	1.34	%(3)(5)	1.48	%(3)(5)	1.45	%(3)(5)	1.77	%(3)(5)
Ratio of expenses to average net assets, excluding interest expense (2)	1.29	%(6)	1.25	%(3)	1.20	%(3)(5)	1.32	%(3)(5)	1.31	%(3)(5)	1.48	%(3)(5)
Ratio of net investment income to average net assets (2)	7.61	%(6)	7.93%		8.40	%(5)	9.01	%(5)	8.39	%(5)	10.82	%(5)
Preferred shares asset coverage per share	$67,061		$65,049		$69,918		$64,749		$67,061		$66,432
Portfolio turnover rate	9%		25%		10%		11%		3%		48%

†	Less than $(0.005) per common share.
(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(k) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.06%, 0.02%, 0.01% and 0.10% for the years ended September 30, 2012, September 30, 2011, September 30, 2010 and September 30, 2009, respectively.
(6)	Annualized.

40	Semi-Annual Report	| March 31, 2014 |	See accompanying Notes to Financial Statements

Financial Highlights

PIMCO New York Municipal Income Fund III

For a common share outstanding throughout each period:

	Six Months ended March 31, 2014 (unaudited)		Year ended September 30,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$8.51		$9.65		$8.82		$9.38		$9.10		$11.45
Investment Operations:
Net investment income	0.28		0.62		0.77		0.69		0.66		0.78
Net realized and change in unrealized gain (loss)	0.35		(1.12)		0.70		(0.60)		0.27		(2.40)
Total from investment operations	0.63		(0.50)		1.47		0.09		0.93		(1.62)
Dividends on Preferred Shares from Net Investment Income	–†		(0.01)		(0.01)		(0.02)		(0.02)		(0.10)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.63		(0.51)		1.46		0.07		0.91		(1.72)
Dividends to Common Shareholders from Net Investment Income	(0.32)		(0.63)		(0.63)		(0.63)		(0.63)		(0.63)
Net asset value, end of period	$8.82		$8.51		$9.65		$8.82		$9.38		$9.10
Market price, end of period	$9.25		$9.30		$10.66		$9.00		$9.81		$9.65
Total Investment Return (1)	3.16%		(6.83)%		26.56%		(1.27)%		8.98%		4.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$49,820		$48,007		$54,327		$49,490		$52,400		$50,528
Ratio of expenses to average net assets, including interest expense (2)(4)	1.71	%(6)	1.65	%(3)	1.64	%(3)(5)	1.73	%(3)(5)	1.66	%(3)(5)	2.30	%(3)(5)
Ratio of expenses to average net assets, excluding interest expense (2)	1.66	%(6)	1.56	%(3)	1.50	%(3)(5)	1.58	%(3)(5)	1.56	%(3)(5)	1.74	%(3)(5)
Ratio of net investment incometo average net assets (2)	6.64	%(6)	6.72%		8.42	%(5)	8.07	%(5)	7.39	%(5)	9.42	%(5)
Preferred shares asset coverage per share	$63,922		$62,505		$67,441		$63,663		$65,936		$64,474
Portfolio turnover rate	22%		17%		16%		9%		12%		33%

†	Less than $(0.005) per common share.
(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(k) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.06%, 0.02%, 0.01% and 0.10% for the years ended September 30, 2012, September 30, 2011, September 30, 2010 and September 30, 2009, respectively.
(6)	Annualized.

See accompanying Notes to Financial Statements	| March 31, 2014 |	Semi-Annual Report	41

Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures/Corporate Changes

PIMCO Municipal Income Funds III (unaudited)

Annual Shareholder Meeting Results:

The Funds held their joint annual meetings of shareholders on December 18, 2013. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Municipal III
Re-election of Bradford K. Gallagher — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	26,890,883	1,643,174

Re-election of James A. Jacobson* — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	5,952	114

California Municipal III
Re-election of Bradford K. Gallagher — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	19,103,523	886,014

Re-election of James A. Jacobson* — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	3,635	143

New York Municipal III
Re-election of Bradford K. Gallagher — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	4,664,131	123,602

Re-election of James A. Jacobson* — Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	1,149	—

The other members of the Board of Trustees at the time of the meeting, namely, Ms . Deborah A. DeCotis and Messrs . Hans W. Kertess, William B. Ogden, IV, John C. Maney† and Alan Rappaport*, continued to serve as Trustees.

*	Preferred Shares Trustee
†	Interested Trustee

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Corporate Changes:

On March 14, 2014, Julian Sluyters became President and Chief Executive Officer of each Fund.

42	Semi-Annual Report	| March 31, 2014

Matters Relating to the Trustees’ Consideration of the Proposed Investment Management Agreement

PIMCO Municipal Income Funds III

At a meeting of the Board of Trustees of each Fund (the “Board” or the “Trustees”) on December 10, 2013, the Board received a preliminary presentation from PIMCO regarding the proposed transition of the Funds’ investment management and administrative services from AGIFM to PIMCO and agreed that PIMCO should prepare materials regarding the proposed investment management agreement between PIMCO and the Funds (the “Proposed Agreement”) and related arrangements for formal consideration at the Board’s next regularly scheduled meeting. On February 4, 2014, the Board held a special in-person meeting with members of PIMCO’s senior management and other PIMCO personnel proposed to serve as officers of the Funds to discuss the proposed transition. On February 25, 2014, the non-interested Trustees (the “Independent Trustees”) met separately via conference call with their counsel to discuss materials provided by PIMCO regarding the Proposed Agreement and related arrangements, and representatives from PIMCO attended a portion of that meeting to respond to questions from the Independent Trustees and to field requests for supplemental information regarding the proposed arrangements. The Board then held an in-person meeting with management on March 10-11, 2014 to consider approval of the Proposed Agreement and related arrangements (the meetings of the Board discussed herein collectively referred to as the “Meetings”). Following careful consideration of the matter as described in more detail herein, the Board of each Fund, including all of the Independent Trustees, approved the Proposed Agreement for the Fund for an initial one-year term, subject to approval of the Proposed Agreement for the Fund by its shareholders. The information, material factors and conclusions that formed the basis for the Board’s approvals for each Fund are described below. As noted, the Independent Trustees were assisted in their evaluation of the Proposed Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the Meetings.

In connection with their deliberations regarding the approval of the Proposed Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be provided to each Fund by PIMCO under the Proposed Agreement.

In connection with the Meetings, the Trustees received and relied upon materials provided by PIMCO (or AGIFM, as applicable) which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees under the investment management agreement between each Fund and AGIFM (the “Current Agreements”) and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information provided by PIMCO on the Funds’ proposed management fee rates and total expense ratios under the Proposed Agreement in comparison to data provided by Lipper on the management fees and total expense ratios of comparable Funds identified by Lipper, (iv) information on the aggregate management fees and total expenses paid by

March 31, 2014 |	Semi-Annual Report	43

Matters Relating to the Trustees’ Consideration of the Proposed Investment Management Agreement (continued)

PIMCO Municipal Income Funds III

each Fund under its Current Agreement during calendar year 2013 and the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement during calendar year 2013, (v) information regarding the investment performance and fees for other funds managed by PIMCO with similar investment strategies to those of the Funds, (vi) the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012, and to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013, (vii) estimates of what the profitability to PIMCO would have been under the Proposed Agreement for the one-year period ended December 31, 2013 and what the profitability to PIMCO under the Proposed Agreement is estimated to be for the calendar years ending December 31, 2014, 2015 and 2016, (viii) information provided by PIMCO on each Fund’s risk-adjusted returns, total returns and yield over various time periods, (ix) descriptions of various functions and services to be performed or procured by PIMCO for the Funds under the Proposed Agreement, such as portfolio management, compliance monitoring, portfolio trading, custody, transfer agency, dividend disbursement, recordkeeping, tax, legal, audit, valuation and other administrative and shareholder services and (x) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel who will provide investment management, administrative and other services to the Funds under the Proposed Agreement.

The Trustees’ conclusions as to the approval of the Proposed Agreement for each Fund were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s ability to provide high quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds and conditions that might affect PIMCO’s ability to provide high quality services to the Funds in the future under the Proposed Agreement, including PIMCO’s financial condition and operational stability. The Trustees took into account their familiarity and experience with PIMCO as the sub-adviser and portfolio manager for each Fund to date, and noted that the same investment professionals who are currently responsible for managing each Fund’s portfolio will continue to do so following the proposed transition. They further noted that each Fund will continue to have the same investment objective(s) and policies following the proposed transition.

The Trustees also considered the nature of certain supervisory and administrative services that PIMCO would be responsible for providing to the Funds under the Proposed Agreement. The Trustees noted PIMCO’s belief that a number of operational and administrative efficiencies are expected to result from the arrangements under the Proposed Agreement. The Trustees considered PIMCO’s representation that it could offer the Funds an integrated set of high-quality investment management, administrative and

44	Semi-Annual Report	| March 31, 2014

Matters Relating to the Trustees’ Consideration of the Proposed Investment Management Agreement (continued)

PIMCO Municipal Income Funds III

distribution/aftermarket support services under a single platform, which PIMCO believes will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions. The Trustees also took into account that the fund administration group at PIMCO, then comprised of approximately 140 professionals worldwide, provided administrative services for approximately $860 billion in assets under management globally (as of October 31, 2013), including over 150 PIMCO open-end funds and ETFs which, like the Funds, are U.S. registered investment companies, and that PIMCO has substantial prior experience in the administration of U.S. registered closed-end funds. The Trustees also considered PIMCO’s representation that the PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, marketing, shareholder communications/services and technology, and noted PIMCO’s belief that the Funds and their shareholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO. Moreover, the Trustees noted that the proposed PIMCO-only management structure for the Funds aligns with the “two pillar” approach adopted by Allianz SE with respect to other PIMCO and Allianz Global Investors products globally, and considered PIMCO’s view that the change will facilitate clearer branding and marketing of the Funds and will help to avoid potential confusion among intermediaries, analysts and investors as to whether the Funds are PIMCO and/or Allianz Global Investors products. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that PIMCO would be able to provide high quality supervisory and administrative services to the Funds and meet any reasonably foreseeable obligations under the Proposed Agreement.

In assessing the reasonableness of each Fund’s proposed unified management fee rate under the Proposed Agreement, the Trustees considered, among other information, (i) each Fund’s current and proposed contractual management fee rate, (ii) each Fund’s total expense ratio under its Current Agreement and under the Proposed Agreement calculated on average net assets and on average managed assets, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013, and (iii) the aggregate management fees and estimated total expenses paid by each Fund under its Current Agreement during calendar year 2013 and estimates of the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement if it had been in place during calendar year 2013. In this regard, the Trustees noted that, although the proposed management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement is higher than the management fee rate imposed under the corresponding Current Agreement, the proposed unified fee arrangement under the Proposed Agreement covers the Fund’s portfolio management and administrative services covered under the Current Agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Funds that are currently paid for or incurred by the Funds directly outside of the Current Agreements (such fees and expenses, “Operating Expenses”).

In addition, the Trustees took into account PIMCO’s explanation that, in determining the proposed unified management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the applicable Current Agreement, and the Fund’s leverage outstanding during calendar

March 31, 2014 |	Semi-Annual Report	45

Matters Relating to the Trustees’ Consideration of the Proposed Investment Management Agreement (continued)

PIMCO Municipal Income Funds III

year 2013, and proposed a management fee rate that PIMCO estimated would result in the Fund’s total expenses paid by common shareholders being lower under the Proposed Agreement than under the corresponding Current Agreement (based on calendar year 2013 expenses). The Trustees noted that PIMCO estimated that the proposed new arrangement would result in an overall savings to common shareholders of each Fund under ordinary circumstances. The Trustees further considered PIMCO’s explanation that, in developing the proposed unified fee structure for each Fund, PIMCO, after discussions with the Board, determined a 20% reduction to the Fund’s actual Operating Expenses for calendar year 2013, converted that amount to basis points and rounded to the next lowest half or whole basis point in arriving at a proposed unified fee rate for the Fund. The Board considered PIMCO’s statement that the proposed unified fee rates are designed to allow the Funds and their common shareholders to share up front in operational efficiencies PIMCO will attempt to realize with respect to the Funds’ Operating Expenses as a result of the proposed transition.

The Trustees also took into account other expected benefits to shareholders of the proposed unified fee structure under the Proposed Agreement. In this regard, the Trustees noted PIMCO’s view that the proposed new unified fee structure would be beneficial for common shareholders because it provides a management fee (including Operating Expenses) structure that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to the current fee and expense structure, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) not covered by the Current Agreements can vary over time. The Trustees also considered that the proposed unified fee structure generally insulates the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

The Trustees also considered the management fees charged by PIMCO to other funds with similar strategies to those of the Funds, including open-end funds advised by PIMCO. The Trustees noted that the management fees proposed to be paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to the Funds.

The Trustees also took into account that each of the Funds has preferred shares outstanding, which increases the amount of management fees payable by the Funds under both the Current Agreements and the Proposed Agreement (because each Fund’s fees are calculated, and under the Proposed Agreement would continue to be calculated, based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). The Trustees took into account that, under both the Current Agreements and the Proposed Agreement, PIMCO has a financial incentive for the Funds to have preferred shares outstanding, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive will be greater under the Proposed Agreement in

46	Semi-Annual Report	| March 31, 2014

Matters Relating to the Trustees’ Consideration of the Proposed Investment Management Agreement (continued)

PIMCO Municipal Income Funds III

comparison to the Current Agreements because the contractual management fee rates under the Proposed Agreement are higher for each Fund than under its Current Agreement, and the total fees paid to PIMCO under the Proposed Agreement will therefore vary more with increases and decreases in applicable leverage incurred by a Fund than under the Current Agreements. In this regard, the Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

With respect to each Fund, the Trustees reviewed, among other information, comparative information showing the proposed unified fee rate of the Fund under the Proposed Agreement, calculated both on average net assets and on average managed assets, against its Lipper expense group and the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets and average managed assets under the Proposed Agreement against its Lipper expense group. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none were proposed for the Funds). The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups presented for comparison with the Funds.

The Trustees noted that, for each Fund the proposed unified fee rate for the Fund was above the median management fee of the other funds in its expense group provided by Lipper, considered both calculated on average net assets and on average managed assets. However, in this regard, the Trustees took into account that each Fund’s proposed unified management fee rate covers substantially all of the Fund’s Operating Expenses and therefore would tend to be higher than the management fee rates of other funds in the expense groups provided by Lipper, which generally do not have a unified fee structure and bear Operating Expenses separately in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

The Trustees also reviewed, among other information, comparative information showing the total return performance of common shares of each Fund (based on net asset value) against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended December 31, 2013. Fund-specific performance results for the Funds reviewed by the Trustees are discussed below.

The following summarizes comparative performance and fee and expense information considered for each Fund. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods.

The comparative expense information reviewed by the Trustees was based on information provided by PIMCO with respect to the Funds and information provided by Lipper with respect to the other funds in the expense groups. The total expense ratio information for each Fund discussed below was estimated by PIMCO assuming that the Proposed Agreement

March 31, 2014 |	Semi-Annual Report	47

Matters Relating to the Trustees’ Consideration of the Proposed Investment Management Agreement (continued)

PIMCO Municipal Income Funds III

had been in effect for the 2013 calendar year, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013. The fee and expense information was prepared and provided by Lipper or PIMCO (as noted) and was not independently verified by the Trustees.

California Municipal Income III

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fourth quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $33.1 million to $481.0 million, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

Municipal Income III

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fifth quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $277.2 million to $710.0 million, and that seven of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

New York Municipal Income III

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had third quintile performance for the one-year period, first quintile performance for the three-year period, second quintile performance for the five-year period and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $52.4 million to $275.7 million, and that five of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of

48	Semi-Annual Report	| March 31, 2014

Matters Relating to the Trustees’ Consideration of the Proposed Investment Management Agreement (continued)

PIMCO Municipal Income Funds III

each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees also considered profitability analyses provided by PIMCO, which included the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012 (such estimate having been prepared by AGIFM); estimated profitability to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013; pro forma estimated profitability to PIMCO for the one-year period ended December 31, 2013 assuming the Proposed Agreement had been in effect; and pro forma estimated profitability to PIMCO under the Proposed Agreement for the calendar years ending December 31, 2014, 2015 and 2016. PIMCO provided profitability estimates under the Proposed Agreement reflecting a range of assumptions as to the allocation of internal expenses to its management of the Funds versus other types of products and services, and also estimated profitability both reflecting and not reflecting ongoing shareholder servicing and support payments PIMCO has made or will make to third parties with respect to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end Funds, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) principally through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable by each Fund under the Proposed Agreement, although they did take into account that the proposed unified fee rates reflect estimated reductions in

Operating Expenses designed to allow the Funds to share up front in operational efficiencies PIMCO will attempt to realize as a result of the proposed transition.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Proposed Agreement and based upon the information provided and related representations made by PIMCO, that they were satisfied with PIMCO’s responses and efforts relating to the investment management and performance of the Fund. They also concluded that they were satisfied with PIMCO’s information and responses as to its resources and capabilities to serve as investment manager and administrator of each Fund under the Proposed Agreement following the transition. The Trustees also concluded that the fees payable by each Fund under the Proposed Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided or procured by PIMCO under the Proposed Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Proposed Agreement was in the interests of each Fund and its shareholders, and determined to recommend the same for approval by shareholders.

March 31, 2014 |	Semi-Annual Report	49

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2014 Allianz Global Investors Distributors U.S. LLC	AZ606SA_033114

AGI-2014-04-09-9358

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert.—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert.—Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO New York Municipal Income Fund III

By	/s/ Julian Sluyters
Julian Sluyters President & Chief Executive Officer

Date: May 30, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer

Date: May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters President and Chief Executive Officer

Date: May 30, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer

Date: May 30, 2014